UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2014 (December 4, 2014)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3100 Cumberland Boulevard, Suite 1480 Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

5.25% Senior Secured First Priority Notes due 2021

On December 4, 2014 HD Supply, Inc. (the “Company”), an indirect wholly-owned subsidiary of HD Supply Holdings, Inc., issued $1,250,000,000 aggregate principal amount of its 5.25% Senior Secured First Priority Notes due 2021 (the “Notes”) under an Indenture, dated as of December 4, 2014 (the “Base Indenture”), among the Company, certain subsidiaries of the Company, as guarantors (the “Subsidiary Guarantors”), Wilmington Trust, National Association, as Trustee (in such capacity, the “Trustee”), and Wilmington Trust, National Association, as Note Collateral Agent (in such capacity, the “Note Collateral Agent”), as supplemented by the First Supplemental Indenture, dated as of December 4, 2014, among the Company, the Subsidiary Guarantors and the Trustee (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”).

Ranking; Guarantees

The Notes are senior secured indebtedness of the Company and rank:

•                  equal in right of payment with all of the Company’s existing and future senior indebtedness;

•                  senior in right of payment to all of the Company’s existing and future subordinated indebtedness;

•                  effectively equal with all of the Company’s existing and future indebtedness under the Senior Term Facility (as defined in the Indenture), and under certain circumstances future Additional Obligations (as defined in the Indenture) to the extent of the value of the Collateral (as defined below);

•                  effectively subordinated to all of the Company’s existing and future indebtedness under the Senior ABL Facility (as defined in the Indenture) to the extent of the value of the ABL Priority Collateral (as defined below);

•                  effectively senior to all of the Company’s existing and future indebtedness under the Senior ABL Facility to the extent of the value of the Cash Flow Priority Collateral (as defined below);

•                  effectively senior to all of the Company’s existing and future indebtedness under the Senior Second Priority Notes (as defined in the Indenture), under certain circumstances future Additional Obligations (as defined in the Indenture) and all of the Company’s senior unsecured indebtedness to the extent of the value of the Collateral; and

•                  structurally subordinated to indebtedness and other liabilities of the Company’s non-guarantor subsidiaries, including all of the Company’s foreign subsidiaries.

The Notes are guaranteed, on a senior secured basis, by each of the Company’s Wholly Owned Domestic Subsidiaries (as defined in the Indenture) (other than an Excluded Subsidiary (as defined in the Indenture)), and each other Domestic Subsidiary (as defined in the Indenture) that is a borrower under the Senior ABL Facility or that guarantees payment of the Company’s indebtedness under any Credit Facility or Capital Markets Securities (each as defined in the Indenture). These guarantees are subject to release under customary circumstances. The guarantee of each Subsidiary Guarantor is a senior secured obligation of that Subsidiary Guarantor and ranks:

•                  equal in right of payment with all existing and future senior indebtedness of that Subsidiary Guarantor;

•                  senior in right of payment to all existing and future subordinated indebtedness of such Subsidiary Guarantor;

•                  effectively equal with all existing and future indebtedness of that Subsidiary Guarantor under the Senior Term Facility, and under certain circumstances future Additional Obligations of that Subsidiary Guarantor, to the extent of the value of the Collateral owned by such Subsidiary Guarantor;

•                  effectively subordinated to all existing and future indebtedness of that Subsidiary Guarantor under the Senior ABL Facility, to the extent of the value of the ABL Priority Collateral owned by such Subsidiary Guarantor;

•                  effectively senior to all existing and future indebtedness of that Subsidiary Guarantor under the Senior ABL Facility to the extent of the value of the Cash Flow Priority Collateral owned by such Subsidiary Guarantor; and

•                  effectively senior to all existing and future indebtedness of that Subsidiary Guarantor under the Senior Second Priority Notes, under certain circumstances future Additional Obligations and all unsecured indebtedness of such Subsidiary Guarantor to the extent of the value of the Collateral owned by such Subsidiary Guarantor.

Collateral

The Notes and the related guarantees are secured by a first priority security interest in substantially all of the tangible and intangible assets of the Company and the Subsidiary Guarantors (other than the ABL Priority Collateral, in which the Notes and the related guarantees have a second priority security interest), including pledges of all Capital Stock of the Company’s Restricted Subsidiaries directly owned by the Company and the Subsidiary Guarantors (but only up to 65% of each series of Capital Stock of each direct Foreign Subsidiary owned by the Company or any Subsidiary Guarantor), subject to certain thresholds, exceptions and permitted liens, and excluding any Excluded Assets (as defined in the Indenture) and Excluded Subsidiary Securities (as defined in the Indenture) (the “Cash Flow Priority Collateral”).

In addition, the Notes and the related guarantees are secured by a second priority security interest in substantially all of the Company’s and the Subsidiary Guarantors’ present and future assets which secure the Company’s obligations under the Senior ABL Facility on a first priority basis, including accounts receivable, inventory and other related assets and all proceeds thereof, subject to permitted liens. Such assets are referred to as the “ABL Priority Collateral.” This Current Report on Form 8-K refers to the Cash Flow Priority Collateral and the ABL Priority Collateral together as the “Collateral.”

The security interests in the Collateral may be released without the consent of the holders of the Notes if Collateral is disposed of in a transaction that complies with the Indenture and security documents, and will be released: (i) so long as any ABL Obligations are outstanding, with respect to the ABL Priority Collateral, upon the release of all liens thereon securing the ABL Obligations (as defined in the Indenture) and (ii) so long as any Term Obligations are outstanding, with respect to the Cash Flow Priority Collateral, upon the release of all liens thereon securing the Term Obligations (as defined in the Indenture).

Redemption

The Company may redeem the Notes, in whole or in part, at any time (1) prior to December 15, 2017, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium set forth in the Indenture and (2) on and after December 15, 2017, at the applicable redemption price set forth below (expressed as a percentage of principal amount), plus accrued and unpaid interest, if any, to the relevant redemption date, if redeemed during the 12-month period commencing on December 15 of the year set forth below.

Year	Percentage
2017	103.938%
2018	102.625%
2019	101.313%
2020 and thereafter	100.000%

In addition, at any time prior to December 15, 2017, the Company may redeem on one or more occasions up to 40% of the aggregate principal amount of the Notes with the proceeds of certain equity offerings at a redemption price of 105.25% of the principal amount in respect of the Notes being redeemed, plus accrued and unpaid interest to the redemption date, provided, however, that if the Notes are redeemed, an aggregate principal amount of Notes equal to at least 50% of the aggregate principal amount of Notes must remain outstanding immediately after each such redemption of Notes.

Offer to Repurchase

In the event of certain events that constitute a Change of Control (as defined in the Indenture), the Company must offer to repurchase all of the Notes (unless otherwise redeemed) at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. If the Company sells assets under certain circumstances, the Company must use the proceeds to reinvest in additional assets or to repay any indebtedness (including any unsecured obligations, other than Subordinated Obligations (as defined in the Indenture)) or otherwise make an offer to purchase the Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

Covenants

The Indenture contains covenants that, among other things, limit the ability of the Company and the ability of its restricted subsidiaries, as described in the Indenture, to: incur more indebtedness; pay dividends, redeem stock or make other distributions; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens; transfer or sell assets; merge or consolidate; and enter into certain transactions with the Company’s affiliates. Most of these covenants will cease to apply for so long as the Notes have investment grade ratings from both Moody’s Investment Services, Inc. and Standard & Poor’s.

Events of Default

The Indenture also provides for events of default, which, if any of them occurs, would permit or require the principal, premium, if any, interest and other monetary obligations on all the then outstanding Notes issued under the Indenture to be due and payable immediately.

Note Collateral Agreement

On December 4, 2014, the Company, the Subsidiary Guarantors and the Note Collateral Agent entered into a Collateral Agreement (the “Collateral Agreement”), whereby the Company and the Subsidiary Guarantors granted a security interest in substantially all of their assets to secure all obligations of the Company and the Subsidiary Guarantors under Notes and the Indenture.

Intercreditor Agreements Joinders

On December 4, 2014, the Term Agent, the ABL Agent, the First Lien Note Agent, the Second Lien Note Agent (each as defined in the Base Intercreditor Agreement) and the Note Collateral Agent, entered into a joinder to the intercreditor agreement, dated April 12, 2012 (as amended, the “Base Intercreditor Agreement”), which governs the relative priorities of the parties’ security interests in the Collateral and certain other matters relating to the administration of security interests. In addition, the Term Agent, the First Lien Note Agent, the Second Lien Note Agent (each as defined in the Cash Flow Intercreditor Agreement) and the Note Collateral Agent entered into a separate joinder to the intercreditor agreement, dated April 12, 2012 (as amended, the “Cash Flow Intercreditor Agreement”), which governs the priorities of the parties’ security interests in the Collateral and certain other matters relating to the administration of security interests.

Item 1.02. Termination of a Material Definitive Agreement.

On November 19, 2014 (the “Redemption Notice Date”), the Company delivered a conditional notice of redemption (the “Redemption Notice”) relating to all of its then outstanding 8 1/8% Senior Secured First Priority Notes due 2019 (the “Old Notes”), issued pursuant to the Indenture, dated as of April 12, 2012 (as amended and supplemented, the “Old Notes Indenture”), among the Company, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee (in such capacity, the “Old Notes Trustee”) and note collateral agent. The Redemption Notice conditioned the redemption of the Old Notes upon the consummation of certain transactions, including the issuance of the Notes, which were consummated on December 4, 2014. On December 4, 2014 the Company irrevocably deposited with the Old Notes Trustee funds solely for the benefit of the holders of the Old Notes, cash in U.S. dollars in an amount as was sufficient to pay and discharge the entire aggregate principal amount of the Old Notes not theretofore cancelled or delivered to the Old Notes Trustee for cancellation (the “Remaining Notes”), for principal of, and premium and accrued interest on, the Remaining Notes to December 19, 2014, the date specified in the Notice of Redemption for redemption of the Remaining Notes. The Old Notes Trustee then entered into an Acknowledgment of Satisfaction, Discharge and Release, dated as of December 4, 2014, with respect to the Old Notes Indenture.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Indenture and the Notes is hereby incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2014	HD Supply Holdings, Inc.

	By:	/s/ Ricardo J. Nuñez
Ricardo J. Nuñez
Senior Vice President, General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2014	HD Supply, Inc.

	By:	/s/ Ricardo J. Nuñez
Ricardo J. Nuñez
Senior Vice President, General Counsel and Corporate Secretary